EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "COMPANY") on Form 10-QSB for the period ending MAY 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, James
F. Dempsey, President and Chief Executive Officer, respectively, of THE COMPANY, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information ontained in the Report fairly presents, in all material respects, the financial condition and results of operations of THE COMPANY.


Date:  July 11, 2008
                                             By: /s/ JAMES F. DEMPSEY
                                                _________________________
                                                James F. Dempsey
                                                Chief Financial  Officer